EXHIBIT 24.1

POWER OF ATTORNEY

Dated: January 21, 2010

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned directors of REGIONS FINANCIAL CORPORATION (the “Corporation”) whose signatures appear below hereby constitute and appoint O.B. Grayson Hall, Jr. and John D. Buchanan, and each of them (so long as each such individual is an employee of the Corporation), as his or her true and lawful agent and attorney-in-fact, with full and several power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the “shelf” registration statement on Form S-3 relating to the registration of various securities by the Corporation, Regions Financing Trust IV, Regions Financing Trust V and Regions Financing Trust VI (the “Registration Statement”) to be filed with the Securities and Exchange Commission (the “SEC”), including any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done.

Each of the undersigned has executed this power of attorney on the date first written above.

Signature	Title

/S/ SAMUEL W. BARTHOLOMEW, JR.	Director
Samuel W. Bartholomew, Jr.

/S/ GEORGE W. BRYAN	Director
George W. Bryan

/S/ DAVID J. COOPER, SR.	Director
David J. Cooper, Sr.

/S/ EARNEST W. DEAVENPORT, JR.	Director
Earnest W. Deavenport, Jr.

/S/ DON DEFOSSET	Director
Don DeFosset

/S/ JAMES R. MALONE	Director
James R. Malone

/S/ SUSAN W. MATLOCK	Director
Susan W. Matlock

/S/ JOHN E. MAUPIN, JR.	Director
John E. Maupin, Jr.

/S/ CHARLES D. MCCRARY	Director
Charles D. McCrary

/S/ CLAUDE B. NIELSEN	Director
Claude B. Nielsen

/S/ JOHN R. ROBERTS	Director
John R. Roberts

/S/ LEE J. STYSLINGER III	Director
Lee J. Styslinger III

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